R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s July 29, 2021 EXHIBIT 99.2 Carlyle Reports Second Quarter 2021 Financial Results

Carlyle Reports Second Quarter 2021 Financial Results WASHINGTON, DC – July 29, 2021 – Global investment firm The Carlyle Group Inc. (NASDAQ: CG) today reported its unaudited results for the second quarter ended June 30, 2021. Dividend The Board of Directors has declared a quarterly dividend of $0.25 per common share to holders of record at the close of business on August 10, 2021, payable on August 17, 2021. Conference Call Carlyle will host a conference call at 8:30 a.m. EDT on Thursday, July 29, 2021, to discuss its second quarter financial results. The call will be available via public webcast from the Shareholders section of Carlyle's website at www.carlyle.com and a replay will be available on our website soon after the call’s completion. About Carlyle Carlyle (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across three business segments: Global Private Equity, Global Credit and Investment Solutions. With $276 billion of assets under management as of June 30, 2021, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies and the communities in which we live and invest. Carlyle employs nearly 1,800 people in 27 offices across five continents. Further information is available at www.carlyle.com. Follow Carlyle on Twitter @OneCarlyle. 2 “Carlyle’s strong performance this quarter further demonstrates the power of our leading global investment platform and the success of our people driving organizational change as we execute on our strategic plan. The firm’s momentum continues to build, which gives us confidence in our accelerating growth and earnings. We are thinking bigger, moving faster and performing better to generate attractive results for all stakeholders.” KEWSONG LEE Chief Executive Officer

THIS PRESS RELEASE MAY CONTAIN FORWARD-LOOKING statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, contingencies, our dividend policy, our expected future dividend policy, the anticipated benefits from converting to a corporation and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could Forward Looking Statement cause actual outcomes or results to differ materially from those indicated in these statements including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on February 11, 2021, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This release does not constitute an offer for any Carlyle fund. Contacts INVESTOR RELATIONS MEDIA Daniel Harris Leigh Farris Brittany Berliner Phone: +1 (212) 813-4527 Phone: +1 (212) 813-4815 Phone: +1 (212) 813-4839 daniel.harris@carlyle.com leigh.farris@carlyle.com brittany.berliner@carlyle.com

Second Quarter 2021 Financial Results

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 (Dollars in millions, except per share amounts) 2Q'20 2Q'21 YTD 2Q'20 YTD 2Q'21 REVENUES Fund management fees $ 371.8 $ 394.4 $ 727.7 $ 775.4 Incentive fees 9.0 10.4 17.9 19.9 Investment income (loss), including performance allocations 679.2 2,218.4 (511.7) 4,183.6 Revenue from consolidated entities 55.2 62.1 108.2 123.2 All other revenues 15.8 21.0 43.2 41.4 Total Revenues 1,131.0 2,706.3 385.3 5,143.5 EXPENSES Cash-based compensation and benefits 212.5 231.8 416.8 460.3 Equity-based compensation 30.5 47.2 59.6 79.6 Performance allocations and incentive fee related compensation 535.6 994.0 93.1 1,860.6 General, administrative and other expenses 80.2 109.1 149.8 200.8 Expenses from consolidated entities 39.3 46.5 84.9 88.9 Interest and other non-operating expenses (income) 26.4 22.4 50.5 46.0 Total Expenses 924.5 1,451.0 854.7 2,736.2 Net investment gains (losses) of consolidated funds 50.3 (2.6) (62.8) 9.7 Income (loss) before provision for income taxes 1 256.8 1,252.7 (532.2) 2,417.0 Provision (benefit) for income taxes 52.3 306.2 (27.7) 579.6 Net income (loss) 204.5 946.5 (504.5) 1,837.4 Net income (loss) attributable to non-controlling interests in consolidated entities 58.6 21.5 (38.4) 43.1 Net income (loss) attributable to The Carlyle Group Inc. Common Stockholders $ 145.9 $ 925.0 $ (466.1) $ 1,794.3 Net income (loss) attributable to The Carlyle Group Inc. per common share: Basic $ 0.42 $ 2.61 $ (1.34) $ 5.06 Diluted $ 0.41 $ 2.55 $ (1.34) $ 4.97 Supplemental information: Income (loss) before provision for taxes margin 2 22.7% 46.3% (138.1) % 47.0 % Effective tax rate 20.4% 24.4% 5.2% 24.0 % Net performance revenues 3 $ 656.2 $ 1,086.7 $ 161.1 $ 2,006.2 Carlyle Second Quarter 2021 U.S. GAAP Results Net income attributable to The Carlyle Group Inc. common stockholders in Q2 2021 was $925 million, a $779 million increase from $146 million in Q2 2020 • Investment income (loss), including performance allocations, YTD 2Q’21 reflects 25% appreciation in our carry portfolio, compared to (3)% depreciation YTD 2Q’20. Additionally, 2Q’20 and YTD 2Q’20 include a loss of $621 million related to the contribution of our 19.9% interest in Fortitude Re to a Carlyle-affiliated investment fund and the subsequent accounting for our investment based on the net asset value of our interest in the investment fund rather than a direct interest in Fortitude Re. • General, administrative and other expenses (“G&A”) in 2Q’21 and YTD 2Q’21 include $27 million in right-of-use asset impairment related to the sublease of a portion of our office space in New York. In YTD 2Q'20, G&A includes the positive impact of a $30 million recovery of litigation costs (a contra expense). Excluding this, G&A would have been $180 million in YTD 2Q'20. • Provision (benefit) for income taxes in YTD 2Q'20 includes $90 million in expense related to a reduction in the net deferred tax asset resulting from the Company's conversion from a partnership to a corporation on January 1, 2020 (the "Conversion"). 5See notes at end of document.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Financial Measures • Distributable Earnings (“DE”) of $395 million for Q2 2021 on a pre-tax basis, or $0.88 per common share on a post-tax basis. DE of $610 million, or $1.46 per common share for the YTD • Fee Related Earnings ("FRE") of $143 million for Q2 2021 and $272 million for the YTD • Realized Net Performance Revenues of $237 million for Q2 2021 and $313 million for the YTD • Total Segment Net Accrued Performance Revenues of $4.0 billion, up 72% YTD • Declared a quarterly dividend of $0.25 per common share, payable to shareholders of record as of August 10, 2021 Assets Under Management • Total Assets Under Management: $276 billion, up 12% YTD • Fee-earning Assets Under Management: $175 billion, up 3% YTD • Pending Fee-earning AUM: $17.3 billion, up 29% YTD • Available Capital for investment: $77 billion Key Metrics • Fundraising: $10.4 billion in Q2 2021 and $18.2 billion YTD (+47% YTD) • Invested Capital (carry funds): $8.1 billion in Q2 2021 and $13.7 billion YTD (+134% YTD) • Realized Proceeds (carry funds): $8.7 billion in Q2 2021 and $15.1 billion YTD (+48% YTD) • Carry Fund Appreciation: 11% in Q2 2021 and 25% YTD Carlyle Second Quarter 2021 Highlights 6

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Carlyle Second Quarter 2021 Total Segment Operating Results (1) A reconciliation of Distributable Earnings to After-tax Distributable Earnings per common share is provided on page 28. (2) Our dividend policy as a Corporation is to pay dividends in the amount of $0.25 per share of common stock ($1.00 annually). See Notes at the end of the document for our Dividend Policy. (3) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 29. These amounts include equity-based compensation reflected in (i) principal investment income and (ii) general, administration and other expense in our U.S. GAAP statement of operations. (4) General, administrative and other expenses in YTD 2Q'20 include the positive impact of a $30 million recovery of litigation costs (a contra expense). Excluding this, General, administrative and other expenses would have been $136 million. (Dollars in millions, except per share amounts) 2Q'20 2Q'21 YTD 2Q'20 YTD 2Q'21 SEGMENT REVENUES Fund management fees $ 386.4 $ 409.8 $ 767.9 $ 802.0 Transaction and portfolio advisory fees, net and other 18.3 15.6 25.1 35.3 Total segment fee revenues 404.7 425.4 793.0 837.3 Realized performance revenues 152.2 454.0 323.8 622.4 Realized principal investment income (loss) 22.1 37.8 38.0 67.8 Interest income 3.2 1.8 8.5 4.0 Total Segment Revenues $ 582.2 $ 919.0 $ 1,163.3 $ 1,531.5 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 210.1 $ 217.4 $ 413.9 $ 429.6 Realized performance revenues related compensation 81.3 216.6 204.7 309.0 Total compensation and benefits 3 291.4 434.0 618.6 738.6 General, administrative and other expenses 4 58.1 55.6 106.4 117.2 Depreciation and amortization expense 9.2 9.2 16.6 18.3 Interest expense 25.1 24.8 48.3 47.1 Total Segment Expenses $ 383.8 $ 523.6 $ 789.9 $ 921.2 Total Segment Revenues $ 582.2 $ 919.0 $ 1,163.3 $ 1,531.5 Total Segment Expenses 383.8 523.6 789.9 921.2 (=) Distributable Earnings $ 198.4 $ 395.4 $ 373.4 $ 610.3 (-) Realized Net Performance Revenues 70.9 237.4 119.1 313.4 (-) Realized Principal Investment Income (Loss) 22.1 37.8 38.0 67.8 (+) Net Interest 21.9 23.0 39.8 43.1 (=) Fee Related Earnings $ 127.3 $ 143.2 $ 256.1 $ 272.2 After-tax Distributable Earnings, per common share 1 $ 0.53 $ 0.88 $ 1.01 $ 1.46 Dividend per common share 2 $ 0.25 $ 0.25 $ 0.50 $ 0.50 Equity-based compensation $ 34.6 $ 50.3 $ 66.3 $ 85.2 7

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Distributable Earnings • Distributable Earnings were $395 million in Q2 2021 and $610 million YTD, an increase of 64% YTD • Realized Net Performance Revenues were $237 million in Q2 2021 and $313 million YTD – U.S. Buyout and U.S. Real Estate accounted for 40% and 30% of Realized Net Performance Revenue, respectively, for the YTD period • Realized Principal Investment Income was $38 million in Q2 2021 and $68 million YTD Quarterly Distributable Earnings ($mn) $198 $152 $237 $215 $395 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 Distributable Earnings ($mn) $453 $520 $272 $647 $762 $610 Fee Related Earnings Realized Net Performance Revenues Realized Principal Investment Income Net Interest 2019 2020 YTD 2Q'21 8

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Fee Related Earnings • Fee Related Earnings were $143 million in Q2 2021, a 12% increase from $127 million in Q2 2020. Fee Related Earnings of $272 million YTD were 20% higher compared to $226 million in the prior YTD period, excluding the impact of $30 million in litigation cost recoveries in Q1 2020. • Fee revenues were $425 million in Q2 2021, a 5% increase from $405 million in Q2 2020, primarily due to higher management fees in Investment Solutions (driven in part by higher fees on AlpInvest's latest secondaries and coinvestment programs) and Global Credit (driven in part by a high level of CLO origination activity YTD). YTD fee revenues of $837 million increased 6% from $793 million in the prior YTD period • Cash-based compensation & benefits were $217 million in Q2 2021, a 3% increase from $210 million in Q2 2020. YTD cash-based compensation & benefits of $430 million were 4% higher than the prior YTD period • General & administrative expenses were $56 million in Q2 2021, a decrease of 4% from Q2 2020, due to lower professional fees and positive foreign currency translation adjustments. G&A expenses were $117 million YTD, a 14% decline from the prior YTD period, excluding the impact of the Q1 2020 cost recoveries, and is attributable in part to lower travel expenditures which are expected to increase in future periods. General & administrative expenses exclude a $27 million right-of-use asset impairment charge recorded in Q2 2021 • FRE margin was 34% in Q2 2021, up from 31% in Q2 2020, and is 33% YTD Quarterly Fee Related Earnings ($mn) $127 $119 $145 $129 $143 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 Fee Related Earnings ($mn) $453 $520 $272 2019 2020* YTD 2Q'21 FRE Margin1 31% 30% 34% 31% 34% 28% 30% 33% 9See notes at end of document. $490 * FY 2020 Fee Related Earnings were $520 million, or $490 million excluding the impact of $30 million in one-time litigation cost recoveries. FRE Margin of 30% in FY 2020 excludes the impact of litigation cost recoveries.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Performance Revenues • Net Accrued Performance Revenues1 were $4.0 billion as of Q2 2021, up 72% from Q4 2020, and 27% from Q1 2021. The increase in Q2 2021 was largely driven by strong appreciation in our sixth and seventh U.S. Buyout funds and our second U.S. Equity Opportunities fund which moved into accrued carry for the first time • Realized Net Performance Revenues were $237 million in Q2 2021, and $313 million YTD – Q2 2021 Realized Net Performance Revenues were primarily driven by exit activity in our sixth U.S. Buyout fund, our fourth Asia Buyout fund, and multiple U.S. Real Estate funds Net Accrued Performance Revenues ($mn) $2,331 $2,018 $2,018 $4,007 4Q'20 Realized Net Performance Revenues Net Performance Revenues & Other 2Q'21 2 Net Accrued Performance Revenues Realized Net Performance Revenues ($mn) 4Q'20 2Q'21 YTD 2Q'21 Global Private Equity3 $ 2,115 $ 3,632 $ 309 Corporate Private Equity 1,814 3,213 214 Real Estate 298 376 95 Natural Resources 6 46 — Global Credit 72 124 — Investment Solutions 145 251 4 Total $ 2,331 $ 4,007 $ 313 10See notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 • Total Assets Under Management1 rose to a record $276 billion at June 30, 2021, increasing 6% from the prior quarter and 12% YTD, with the quarterly increase largely attributable to strong appreciation across our carry fund portfolio as well as strong fundraising activity • Available Capital2 of $77 billion at June 30, 2021 increased from $75 billion last quarter, with the increase largely owing to new capital raised in our real estate strategies Fair Value & Available Capital ($bn) $108 $51 $41 $199 $42 $10 $24 $77 Total Assets Under Management n Fair Value n Available Capital 11See notes at end of document. Totals may not sum due to rounding. Segment ($bn) $132 $150 $56 $61 $58 $65 $246 $276 YTD Change 12% 11% 9% 14% $164$65 $48 $276BN TRADITIONAL CARRY FUNDS INVESTMENT SOLUTIONS CARRY FUNDS CREDIT & OTHER (Non-Carry Fund) Product Type ($bn)3 $150 $61 $65 $276

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Fair Value of Investments • Fair Value of Investments4 of $199 billion at June 30, 2021 increased 18% year to date. • Fair value in traditional carry funds of $116 billion increased 10% from the prior quarter and is up 43% year to date. The in-carry ratio of 73% increased from 64% in Q1 2021 due to our first Global Partners fund, second U.S. Equity Opportunities fund, and both International Energy funds moving into a carry position, as well as strong appreciation from other funds already in carry • Fair value of our public portfolio comprised 18% of the traditional carry fund value at the end of Q2 2021, generally consistent with 19% in the prior quarter and up from 15% at the end of 2020 12See notes at end of document. Totals may not sum due to rounding. In-Carry Ratio5 73% Publicly Traded 18% Aged 4+ Years6 35% Fair Value of Investments By Product Type ($bn) $95 $116 $34 $41 $40 $43$169 $199 Credit & Other (Non-Carry Fund) Investment Solutions Carry Funds Traditional Carry Funds (GPE/GC) 4Q'20 2Q'21 68% 13% 11% 8% $116BN Traditional Carry Funds REAL ESTATE CORPORATE PRIVATE EQUITY GLOBAL CREDIT NATURAL RESOURCES OTHER 3

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Fee-earning Assets Under Management • Fee-earning Assets Under Management7 rose to a record $175 billion at June 30, 2021, increasing 3% year to date, driven by strong fundraising activity and fee activations in Global Credit and Investment Solutions, partially offset by realization activity in Global Private Equity • Pending Fee-earning AUM8 of $17.3 billion as of June 30, 2021 increased 29% year to date, owing largely to the first close in our ninth U.S. real estate fund during 2Q 2021, which has not yet activated management fees 13See notes at end of document. Totals may not sum due to rounding. Product Type ($bn) $100 $38 $36 Segment ($bn) $92 $90 $42 $46 $36 $38 $170 $175 $175BN YTD Change 3% 6% 9% (1)% TRADITIONAL CARRY FUNDS INVESTMENT SOLUTIONS CARRY FUNDS CREDIT & OTHER (Non-Carry Fund) 3

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Key Metrics Activity • Fundraising was $10.4 billion in Q2 2021, driven by the first close in our ninth U.S. Real Estate fund, strong CLO origination activity in Global Credit, as well as closings for multiple Separately Managed Accounts (SMAs) across Global Credit and AlpInvest. Fundraising of $18.2 billion YTD increased 47% • Invested Capital in carry funds was $8.1 billion in Q2 2021, led by activity in U.S., Europe and Asia Buyout funds, as well as AlpInvest. Invested Capital of $13.7 billion YTD increased 134% • Realized Proceeds in carry funds was $8.7 billion in Q2 2021, driven by exit activity in U.S. Buyout, Asia Buyout, AlpInvest and U.S. Real Estate. Realized Proceeds of $15.1 billion YTD increased 48% FUNDRAISING INVESTED CAPITAL Carry Funds REALIZED PROCEEDS Carry Funds ($bn) 2Q'21 YTD 2Q'21 LTM 2Q'21 2Q'21 YTD 2Q'21 LTM 2Q'21 2Q'21 YTD 2Q'21 LTM 2Q'21 Total $10.4 $18.2 $33.3 $8.1 $13.7 $26.1 $8.7 $15.1 $25.9 Global Private Equity1 $6.7 $8.1 $9.5 $4.4 $8.7 $16.9 $5.4 $9.4 $15.1 Corporate Private Equity $0.5 $1.0 $1.2 $2.7 $5.9 $12.2 $3.5 $6.7 $10.3 Real Estate $5.9 $6.5 $7.4 $1.0 $1.4 $2.6 $1.1 $1.5 $2.5 Natural Resources $0.3 $0.6 $1.0 $0.7 $1.3 $2.1 $0.6 $0.9 $1.1 Global Credit $2.4 $5.7 $11.3 $1.6 $1.9 $3.2 $0.6 $1.0 $2.1 Investment Solutions $1.2 $4.4 $12.5 $2.2 $3.2 $6.1 $2.7 $4.6 $8.7 14See notes at end of document.

Segment Highlights

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity $101$1 $26 $23 $150BN (Dollars in millions) 2Q'20 2Q'21 YTD 2Q'20 YTD 2Q'21 Fund management fees $ 262.5 $ 263.4 $ 531.2 $ 523.6 Transaction and portfolio advisory fees, net and other 3.1 6.2 7.3 16.8 Fee Revenues $ 265.6 $ 269.6 $ 538.5 $ 540.4 Cash-based compensation and benefits 130.6 133.6 260.3 262.7 General, administration and other indirect expenses 37.6 36.4 74.8 77.8 Depreciation and amortization expense 6.1 6.1 10.9 12.2 Operating Expenses $ 174.3 $ 176.1 $ 346.0 $ 352.7 (=) Fee Related Earnings $ 91.3 $ 93.5 $ 192.5 $ 187.7 (+) Realized Performance Revenues 116.0 428.9 181.2 563.0 (-) Realized Performance Revenues Related Compensation 51.8 193.6 81.5 253.8 Realized Net Performance Revenues 64.2 235.3 99.7 309.2 (+) Realized Principal Investment Income (Loss) 16.3 24.0 26.5 47.7 (-) Net Interest 15.3 15.2 27.4 28.8 (=) Distributable Earnings $ 156.5 $ 337.6 $ 291.3 $ 515.8 CORPORATE PRIVATE EQUITY OTHER REAL ESTATE NATURAL RESOURCES CARRY FUND APPRECIATION Q2 2021 / YTD 2Q'21 12% / 28% CORPORATE PRIVATE EQUITY 11% / 15% REAL ESTATE 9% / 17% NATURAL RESOURCES 16 TOTAL AUM Totals may not sum due to rounding. • Fee Related Earnings of $94 million in Q2 2021 increased from $91 million in Q2 2020, and FRE of $188 million YTD increased 9% from $172 million in the prior YTD period, excluding the impact of $21 million in litigation cost recoveries in Q1 2020 • Total AUM of $150 billion increased 9% since the prior quarter, as portfolio appreciation and new fundraising more than offset the impact of investment realizations • Invested Capital of $4.4 billion in Q2 2021 and $8.7 billion YTD. Notable Q2 2021 investments included END (CEP V/CAP V), Beautycounter and Unchained Labs (both CP VII). We have already announced or signed more than $6 billion of new or follow-on GPE transactions expected to close in the coming quarters • Realized Proceeds of $5.4 billion in Q2 2021 was driven by exits in MedRisk and Ithaca Holdings (CP VI), as well as follow-on sales in SBI Card (CAP IV), Rede D’or (CP VI), and Coresite (CRP V), amongst others, and was $9.4 billion YTD • Realized Net Performance Revenues of $235 million in Q2 2021 and $309 million YTD. Q2 2021 realized net performance revenues were driven by exit activity in our sixth U.S. Buyout fund (CP VI), our fourth Asia Buyout fund (CAP IV), and several U.S. Real Estate funds, amongst others. Our eighth U.S. Real Estate fund (CRP VIII) and CAP IV both realized carry for the first time this quarter. Realized Principal Investment Income was $24 million in Q2 2021 and $48 million YTD

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Credit (Dollars in millions) 2Q'20 2Q'21 YTD 2Q'20 YTD 2Q'21 Fund management fees $ 78.3 $ 86.1 $ 151.3 $ 166.1 Transaction and portfolio advisory fees, net and other 15.2 9.4 17.8 18.2 Fee Revenues $ 93.5 $ 95.5 $ 169.1 $ 184.3 Cash-based compensation and benefits 54.5 55.6 103.6 109.3 General, administration and other indirect expenses 13.1 13.0 18.7 24.8 Depreciation and amortization expense 1.8 2.0 3.4 3.9 Operating Expenses $ 69.4 $ 70.6 $ 125.7 $ 138.0 (=) Fee Related Earnings $ 24.1 $ 24.9 $ 43.4 $ 46.3 (+) Realized Performance Revenues 5.5 — 26.5 0.1 (-) Realized Performance Revenues Related Compensation 2.5 — 12.2 — Realized Net Performance Revenues 3.0 — 14.3 0.1 (+) Realized Principal Investment Income (Loss) 5.3 9.8 10.4 15.7 (-) Net Interest 4.3 5.1 8.2 9.4 (=) Distributable Earnings $ 28.1 $ 29.6 $ 59.9 $ 52.7 $31 $15 $10 $5 LIQUID CREDIT REAL ASSETS CREDIT $61BN • Fee Related Earnings of $25 million in Q2 2021 were generally in line with $24 million in Q2 2020. Fee Related Earnings of $46 million YTD increased 25% compared to $37 million in the prior YTD period, excluding the impact of $6 million in litigation cost recoveries in Q1 2020, driven by increased management fees from strong CLO origination activity over the last twelve months and the deferral of subordinated fees in the prior YTD period • Total AUM of $61 billion increased 9% YTD and 4% sequentially, with the increase in the quarter driven by incremental capital raised from new CLO originations and fundraising in our second opportunistic credit fund as well as various SMAs • Fundraising of $2.4 billion in Q2 2021 included two new CLOs, capital raised for our second opportunistic credit fund, as well as commitments raised for new SMAs. • Invested Capital from traditional carry funds was $1.6 billion in Q2 2021 and $1.9 billion YTD. In addition, we issued $1.0 billion of new CLOs and originated $1.0 billion in our Direct Lending business in Q2 2021 OTHER CARRY FUND APPRECIATION 8% Q2 2021 16% YTD 2Q'21 17 ILLIQUID CREDIT TOTAL AUM Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Investment Solutions • Fee Related Earnings of $25 million in Q2 2021 more than doubled from $12 million in Q2 2020, primarily due to higher management fees on AlpInvest's latest secondaries and coinvestment programs as well as $4 million in catch-up fees. Fee Related Earnings were $38 million YTD compared to $17 million in the prior YTD period, excluding the impact of $3 million of litigation cost recoveries in Q1 2020 • Total AUM of $65 billion increased 11% YTD due largely to fundraising of $4.4 billion YTD as well as investment appreciation, partially offset by $4.6 billion of realized proceeds and the sale of Metropolitan Real Estate, which had $2.4 billion of Total AUM as of March 31, 2021 • Fundraising of $1.2 billion in Q2 2021 was driven by capital raised for AlpInvest's latest coinvestment program, as well as closings in several SMAs • Invested Capital of $2.2 billion in Q2 2021 and $3.2 billion YTD • Realized Proceeds of $2.7 billion in Q2 2021 and $4.6 billion YTD (Dollars in millions) 2Q'20 2Q'21 YTD 2Q'20 YTD 2Q'21 Fund management fees $ 45.6 $ 60.3 $ 85.4 $ 112.3 Transaction and portfolio advisory fees, net and other — — — 0.3 Fee Revenues $ 45.6 $ 60.3 $ 85.4 $ 112.6 Cash-based compensation and benefits 25.0 28.2 50.0 57.6 General, administration and other indirect expenses 7.4 6.2 12.9 14.6 Depreciation and amortization expense 1.3 1.1 2.3 2.2 Operating Expenses $ 33.7 $ 35.5 $ 65.2 $ 74.4 (=) Fee Related Earnings $ 11.9 $ 24.8 $ 20.2 $ 38.2 (+) Realized Performance Revenues 30.7 25.1 116.1 59.3 (-) Realized Performance Revenues Related Compensation 27.0 23.0 111.0 55.2 Realized Net Performance Revenues 3.7 2.1 5.1 4.1 (+) Realized Principal Investment Income (Loss) 0.5 4.0 1.1 4.4 (-) Net Interest 2.3 2.7 4.2 4.9 (=) Distributable Earnings $ 13.8 $ 28.2 $ 22.2 $ 41.8 $21 $16 $27 SECONDARY CO-INVESTMENTS PRIMARY & OTHER1 $65BN CARRY FUND APPRECIATION 12% Q2 2021 28% YTD 2Q'21 18See notes at end of document. Totals may not sum due to rounding. TOTAL AUM

Supplemental Details

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Note: Historical and quarterly results by segment available in Q2 2021 financial supplement on Carlyle's investor relations website. (1) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 29. These amounts include equity-based compensation reflected in (i) principal investment income and (ii) general, administration and other expense in our U.S. GAAP statement of operations, and excludes amounts related to shares issued in conjunction with a previous acquisition. (Dollars in millions, except per share amounts) 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 SEGMENT REVENUES Fund management fees $ 386.4 $ 389.1 $ 402.2 $ 392.2 $ 409.8 Transaction and portfolio advisory fees, net and other 18.3 5.1 26.7 19.7 15.6 Total segment fee revenues 404.7 394.2 428.9 411.9 425.4 Realized performance revenues 152.2 86.8 175.5 168.4 454.0 Realized principal investment income 22.1 12.8 22.2 30.0 37.8 Interest income 3.2 2.7 3.1 2.2 1.8 Total Segment Revenues $ 582.2 $ 496.5 $ 629.7 $ 612.5 $ 919.0 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 210.1 $ 205.3 $ 202.3 $ 212.2 $ 217.4 Realized performance revenues related compensation 81.3 46.9 88.2 92.4 216.6 Total compensation and benefits1 291.4 252.2 290.5 304.6 434.0 General, administrative and other expenses 58.1 62.0 73.0 61.6 55.6 Depreciation and amortization expense 9.2 8.2 8.7 9.1 9.2 Interest expense 25.1 22.3 20.6 22.3 24.8 Total Segment Expenses $ 383.8 $ 344.7 $ 392.8 $ 397.6 $ 523.6 Total Segment Revenues 582.2 496.5 629.7 612.5 919.0 Total Segment Expenses 383.8 344.7 392.8 397.6 523.6 (=) Distributable Earnings $ 198.4 $ 151.8 $ 236.9 $ 214.9 $ 395.4 (-) Realized Net Performance Revenues 70.9 39.9 87.3 76.0 237.4 (-) Realized Principal Investment Income 22.1 12.8 22.2 30.0 37.8 (+) Net Interest 21.9 19.6 17.5 20.1 23.0 (=) Fee Related Earnings $ 127.3 $ 118.7 $ 144.9 $ 129.0 $ 143.2 After-tax Distributable Earnings, per common share $ 0.53 $ 0.40 $ 0.64 $ 0.58 $ 0.88 Dividend per common share $ 0.25 $ 0.25 $ 0.25 $ 0.25 $ 0.25 Carlyle Second Quarter 2021 Total Segment Results Equity-based compensation $ 34.6 $ 21.1 $ 29.2 $ 34.9 $ 50.3 20

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Total Segment Balance Sheet Highlights • Balance sheet assets attributable to Carlyle shareholders (including net cash and equivalents, net accrued performance revenue and investments) totaled $5.4 billion at June 30, 2021 • Balance sheet cash totaled $1.6 billion as of June 30, 2021, with no balance drawn on our $775 million revolving credit line. We issued $500 million in subordinated notes in 2Q 2021, and had $2.1 billion in total debt obligations as of June 30, 2021 Key Balance Sheet Items1 ($mn) 6/30/2021 Cash and Cash Equivalents $1,586.2 Net accrued performance revenues2 (net of related accrued compensation and accrued giveback) $4,006.6 Investments attributable to Carlyle shareholders3 $1,858.6 Debt obligations4 $2,101.9 Drawn revolving credit line ($775 million remaining capacity) $0.0 (1) Balance sheet amounts presented exclude the effect of U.S. GAAP consolidation eliminations on investments and accrued performance revenue, as well as cash and debt associated with Carlyle's consolidated funds. (2) Net accrued performance revenues as of June 30, 2021 are net of $21 million in accrued giveback obligations and $4.0 billion in accrued performance allocations and incentive fee compensation. See page 33 for a reconciliation to U.S. GAAP. (3) Investments exclude the equity investments by Carlyle in NGP Energy Capital Management and also exclude the portion of CLO investments attributable to Carlyle stockholders that were financed with debt. Refer to page 33 for a reconciliation to U.S. GAAP. (4) Excludes approximately $206 million of loans used to finance CLO investments and $514 million of lease liabilities. (0.9) (0.6) (0.5) 1.5 1.7 1.9 1.7 2.3 4.0 2019 2020 2Q'21 ($1.0) ($0.5) $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 $5.5 $6.0 KEY BALANCE SHEET ITEMS ($BN) Net Accrued Performance Revenues2 Investments3 Cash/Equivalents less Debt4 21

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 AUM and Fee-earning AUM Roll Forward Total AUM Roll Forward (Unaudited) Three Months Ended June 30, 2021 Six Months Ended June 30, 2021 ($mn) Global Private Equity Global Credit Investment Solutions5* Total Global Private Equity Global Credit Investment Solutions5* Total Balance, Beginning of Period $ 137,451 $ 58,837 $ 63,556 $ 259,844 $ 131,780 $ 55,881 $ 58,108 $ 245,769 Inflows1 6,747 2,450 1,248 10,445 8,144 5,648 4,446 18,238 Outflows (including realizations)2 (4,415) (1,110) (5,270) (10,795) (9,195) (2,085) (7,371) (18,651) Market Activity & Other3 10,202 835 4,765 15,802 20,258 1,927 10,807 32,992 Foreign Exchange4 163 69 349 581 (839) (290) (1,342) (2,471) Balance, End of Period $ 150,148 $ 61,081 $ 64,648 $ 275,877 $ 150,148 $ 61,081 $ 64,648 $ 275,877 Fee-earning AUM Roll Forward (Unaudited) Three Months Ended June 30, 2021 Six Months Ended June 30, 2021 ($mn) Global Private Equity10 Global Credit Investment Solutions* Total Global Private Equity10 Global Credit Investment Solutions* Total Balance, Beginning of Period $ 90,559 $ 43,286 $ 39,287 $ 173,132 $ 91,571 $ 42,133 $ 36,398 $ 170,102 Inflows6 966 3,244 1,882 6,092 1,602 5,938 6,511 14,051 Outflows (including realizations)7 (1,493) (955) (3,323) (5,771) (2,476) (2,276) (4,593) (9,345) Market Activity & Other8 316 247 515 1,078 412 369 805 1,586 Foreign Exchange9 129 63 133 325 (632) (279) (627) (1,538) Balance, End of Period $ 90,477 $ 45,885 $ 38,494 $ 174,856 $ 90,477 $ 45,885 $ 38,494 $ 174,856 22See notes at end of document. Totals may not sum due to rounding. * Outflows for Investment Solutions include the April 1, 2021 sale of Metropolitan Real Estate, which had Total AUM and Fee-Earning AUM of $2.4 billion and $2.3 billion, respectively, as of March 31, 2021.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of June 30, 2021 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of June 30, 2021 Fund (Fee Initiation Date / Stepdown Date)(29) Committed Capital Cumulative Invested Capital(1) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Clawback)(8) Total Fair Value(9) MOIC (4) Gross IRR (6)(12) CORPORATE PRIVATE EQUITY CP VII (May 2018 / May 2024) $ 18,510 $ 13,466 73% $ 544 $ 15,937 1.2x 20% 9% $ 175 $ 905 2.6x 56% CP VI (May 2013 / May 2018) $ 13,000 $ 13,078 101% $ 10,490 $ 20,879 2.4x 23% 18% $ 1,558 $ 14,133 2.6x 28% CP V (Jun 2007 / May 2013) $ 13,720 $ 13,238 96% $ 26,225 $ 2,229 2.1x 18% 14% $ 211 $ 27,121 2.5x 24% CEP V (Oct 2018 / Sep 2024) € 6,436 € 2,987 46% € 12 € 3,353 1.1x NM NM $ — n/a n/a n/a CEP IV (Sep 2014 / Oct 2018) € 3,752 € 3,758 100% € 2,816 € 3,539 1.7x 17% 11% $ 261 € 2,673 2.2x 27% CEP III (Jul 2007 / Dec 2012) € 5,295 € 5,177 98% € 10,997 € 698 2.3x 19% 14% $ 61 € 11,563 2.5x 20% CEP II (Sep 2003 / Sep 2007) € 1,805 € 2,048 113% € 4,113 € 26 2.0x 36% 20% $ 4 € 4,123 2.2x 43% CAP V (Jun 2018 / Jun 2024) $ 6,554 $ 3,412 52% $ 724 $ 4,307 1.5x 57% 31% $ 120 $ 923 1.9x 164% CAP IV (Jul 2013 / Jun 2018) $ 3,880 $ 4,044 104% $ 4,168 $ 3,924 2.0x 20% 14% $ 328 $ 4,677 3.3x 35% CAP III (Jun 2008 / Jul 2013) $ 2,552 $ 2,543 100% $ 4,417 $ 419 1.9x 17% 12% $ 43 $ 4,417 2.1x 19% CJP IV (Oct 2020 / Oct 2026) ¥ 258,000 ¥ 24,472 9% ¥ — ¥ 26,919 1.1x NM NM $ — n/a n/a n/a CJP III (Sep 2013 / Aug 2020) ¥ 119,505 ¥ 91,192 76% ¥ 96,501 ¥ 80,862 1.9x 20% 12% $ 49 ¥ 117,140 3.1x 33% CJP II (Oct 2006 / Jul 2013) ¥ 165,600 ¥ 141,867 86% ¥ 205,301 ¥ 4,680 1.5x 7% 4% $ — ¥ 203,831 1.5x 7% CGFSP III (Dec 2017 / Dec 2023) $ 1,005 $ 870 87% $ 13 $ 1,227 1.4x 34% 21% $ 29 n/a n/a n/a CGFSP II (Jun 2013 / Dec 2017) $ 1,000 $ 943 94% $ 1,602 $ 525 2.3x 26% 19% $ 39 $ 1,600 2.3x 28% CEOF II (Nov 2015 / Mar 2020) $ 2,400 $ 2,103 88% $ 500 $ 2,964 1.6x 18% 12% $ 114 $ 728 2.3x 43% CEOF I (Sep 2011 / Nov 2015) $ 1,119 $ 1,174 105% $ 1,505 $ 281 1.5x 12% 8% $ 33 $ 1,359 1.8x 23% CETP IV (Jul 2019 / Jul 2025) € 1,350 € 762 56% € — € 993 1.3x 50% 25% $ 19 n/a n/a n/a CETP III (Jul 2014 / Jul 2019) € 657 € 602 92% € 1,063 € 741 3.0x 46% 33% $ 60 € 1,064 4.5x 53% CGP II (Dec 2020 / Jan 2025) $ 1,840 $ 175 10% $ — $ 184 1.1x NM NM $ — n/a n/a n/a CGP (Jan 2015 / Mar 2021) $ 3,588 $ 2,933 82% $ 389 $ 3,358 1.3x 6% 5% $ 39 $ 444 3.0x 70% CAGP IV (Aug 2008 / Dec 2014) $ 1,041 $ 954 92% $ 1,123 $ 120 1.3x 7% 2% $ — $ 1,122 1.3x 7% All Other Active Funds & Vehicles(10) $ 17,052 n/a $ 16,891 $ 11,224 1.6x 13% 10% $ 66 $ 17,148 2.1x 17% Fully Realized Funds & Vehicles(11) $ 23,441 n/a $ 59,581 $ — 2.5x 28% 21% $ 3 $ 59,581 2.5x 28% TOTAL CORPORATE PRIVATE EQUITY(13) $ 119,912 n/a $ 153,400 $ 79,668 1.9x 26% 18% $ 3,213 $ 160,058 2.4x 27% 23See notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity Fund Performance, continued (Reported in Local Currency, mn) TOTAL INVESTMENTS As of June 30, 2021 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of June 30, 2021 Fund (Fee Initiation Date / Stepdown Date)(29) Committed Capital Cumulative Invested Capital(1) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Clawback)(8) Total Fair Value(12) MOIC (4) Gross IRR (6)(12) REAL ESTATE CRP VIII (Aug 2017 / May 2022) $ 5,505 $ 3,524 64% $ 1,341 $ 3,602 1.4x 40% 20% $ 129 $ 1,351 1.8x 51% CRP VII (Jun 2014 / Dec 2017) $ 4,162 $ 3,789 91% $ 4,085 $ 2,070 1.6x 19% 12% $ 85 $ 4,072 1.8x 25% CRP VI (Mar 2011 / Jun 2014) $ 2,340 $ 2,167 93% $ 3,636 $ 284 1.8x 27% 18% $ 4 $ 3,535 2.0x 31% CRP V (Nov 2006 / Mar 2011) $ 3,000 $ 3,318 111% $ 5,276 $ 697 1.8x 12% 9% $ 120 $ 5,908 1.8x 13% CRP IV (Jan 2005 / Nov 2006) $ 950 $ 1,216 128% $ 1,954 $ 15 1.6x 7% 4% $ — $ 1,952 1.7x 7% CPI (May 2016 / n/a) $ 5,743 $ 3,580 62% $ 792 $ 3,891 1.3x 16% 14% $ 31 $ 469 1.7x NM CEREP III (Jun 2007 / May 2012) € 2,230 € 2,053 92% € 2,447 € 47 1.2x 4% 1% $ — € 2,447 1.2x 4% All Other Active Funds & Vehicles(14) $ 3,361 n/a $ 3,038 $ 2,169 1.5x 10% 8% $ 8 $ 2,763 1.7x 11% Fully Realized Funds & Vehicles(15) $ 5,228 n/a $ 6,913 $ 2 1.3x 13% 6% $ — $ 6,915 1.3x 13% TOTAL REAL ESTATE(13) $ 28,615 n/a $ 29,934 $ 12,786 1.5x 12% 8% $ 376 $ 29,864 1.6x 13% NATURAL RESOURCES CIEP II (Apr 2019 / Apr 2025) $ 2,286 $ 841 37% $ 203 $ 806 1.2x NM NM $ 5 n/a n/a n/a CIEP I (Sep 2013 / Jun 2019) $ 2,500 $ 2,339 94% $ 960 $ 2,476 1.5x 15% 8% $ 33 $ 1,467 2.2x 23% CPP II (Sep 2014 / Apr 2021) $ 1,527 $ 1,269 83% $ 324 $ 1,381 1.3x 11% 6% $ — n/a n/a n/a CGIOF (Dec 2018 / Sep 2023) $ 2,201 $ 914 42% $ 90 $ 743 0.9x NM NM $ — $ 37 2.1x NM NGP XII (Jul 2017 / Jul 2022) $ 4,278 $ 2,311 54% $ 99 $ 2,746 1.2x 10% 5% $ — n/a n/a n/a NGP XI (Oct 2014 / Jul 2017) $ 5,325 $ 4,961 93% $ 1,951 $ 4,039 1.2x 6% 4% $ — $ 1,930 1.2x 22% NGP X (Jan 2012 / Dec 2014) $ 3,586 $ 3,346 93% $ 3,062 $ 476 1.1x 2% Neg $ — $ 2,938 1.2x 8% All Other Active Funds & Vehicles(17) $ 3,146 n/a $ 1,357 $ 2,810 1.3x 12% 10% $ 8 $ 1,494 2.2x 26% Fully Realized Funds & Vehicles(18) $ 1,190 n/a $ 1,435 $ 1 1.2x 3% 1% $ — $ 1,436 1.2x 3% TOTAL NATURAL RESOURCES(13) $ 20,318 n/a $ 9,482 $ 15,476 1.2x 7% 3% $ 46 $ 39,166 1.6x 11% Legacy Energy Funds(16) $ 16,741 n/a $ 23,759 $ 413 1.4x 12% 6% $ (4) $ 23,605 1.5x 14% 24See notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Credit Fund Performance (Carry Funds Only) ($ mn) TOTAL INVESTMENTS As of June 30, 2021 Fund (Fee Initiation Date / Stepdown Date)(29) Committed Capital Cumulative Invested Capital(19) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/(Clawback)(8) GLOBAL CREDIT CARRY FUNDS CSP IV (Apr 2016 / Dec 2020) $ 2,500 $ 2,381 95% $ 1,156 $ 1,755 1.2x 20% 8% $ 20 CSP III (Dec 2011 / Aug 2015) $ 703 $ 703 100% $ 837 $ 174 1.4x 20% 10% $ (2) CSP II (Dec 2007 / Jun 2011) $ 1,352 $ 1,352 100% $ 2,431 $ 62 1.8x 17% 11% $ 7 CCOF II (Nov 2020 / Oct 2025) $ 2,491 $ 833 33% $ 6 $ 855 1.0x NM NM $ 2 CCOF I (Nov 2017 / Sep 2022) $ 2,373 $ 3,182 134% $ 1,252 $ 2,541 1.2x 21% 15% $ 48 CEMOF II (Dec 2015 / Jun 2019) $ 2,819 $ 1,699 60% $ 786 $ 1,174 1.2x 6% 1% $ — CEMOF I (Dec 2010 / Dec 2015) $ 1,383 $ 1,606 116% $ 894 $ 185 0.7x Neg Neg $ — CSC (Mar 2017/ n/a) $ 838 $ 1,303 155% $ 834 $ 769 1.2x 18% 13% $ 28 All Other Active Funds & Vehicles(20) $ 3,526 n/a $ 2,926 $ 1,178 1.2x 8% 3% $ 19 Fully Realized Funds & Vehicles(21) $ 1,447 n/a $ 1,988 $ — 1.4x 12% 7% $ — TOTAL GLOBAL CREDIT CARRY FUNDS $ 18,032 n/a $ 13,111 $ 8,693 1.2x 11% 5% $ 124 25See notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Investment Solutions Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of June 30, 2021 INVESTMENT SOLUTIONS(22)(23)(27) Vintage Year Fund Size Cumulative Invested Capital (1)(24) Realized Value (24) Remaining Fair Value(24) Total Fair Value(9)(24) MOIC(4) Gross IRR (12)(25) Net IRR (12)(28) Net Accrued Carry/ (Clawback)(8) Main Fund VI - Fund Investments 2015 € 1,106 € 984 € 605 € 1,241 € 1,846 1.9x 27% 25% $ 3 Main Fund V - Fund Investments 2012 € 5,080 € 5,363 € 4,816 € 5,919 € 10,735 2.0x 20% 19% $ 19 Main Fund IV - Fund Investments 2009 € 4,877 € 5,427 € 7,645 € 3,874 € 11,519 2.1x 18% 18% $ 2 Main Fund III - Fund Investments 2005 € 11,500 € 12,760 € 19,547 € 2,389 € 21,936 1.7x 10% 10% $ — Main Fund II - Fund Investments 2003 € 4,545 € 4,781 € 7,447 € 264 € 7,711 1.6x 10% 9% $ — Main Fund I - Fund Investments 2000 € 5,175 € 4,195 € 6,880 € 60 € 6,940 1.7x 12% 11% $ — Main Fund VII - Secondary Investments 2020 $ 8,388 $ 2,013 $ 252 $ 2,155 $ 2,407 1.2x NM NM $ 14 AlpInvest Secondaries Fund VII 2020 $ 6,769 $ 1,414 $ 179 $ 1,516 $ 1,695 1.2x NM NM $ 10 Main Fund VI - Secondary Investments 2017 $ 6,017 $ 4,928 $ 1,545 $ 5,348 $ 6,892 1.4x 17% 15% $ 51 AlpInvest Secondaries Fund VI 2017 $ 3,333 $ 2,725 $ 808 $ 2,949 $ 3,757 1.4x 17% 13% $ 34 Main Fund V - Secondary Investments 2011 € 4,273 € 4,143 € 5,662 € 1,678 € 7,341 1.8x 21% 19% $ 34 AlpInvest Secondaries Fund V 2012 $ 756 $ 652 $ 753 $ 317 $ 1,070 1.6x 17% 14% $ 14 Main Fund IV - Secondary Investments 2010 € 1,859 € 1,925 € 3,187 € 127 € 3,315 1.7x 19% 18% $ — Main Fund III - Secondary Investments 2006 € 2,250 € 2,328 € 3,526 € 61 € 3,588 1.5x 11% 10% $ — Main Fund II - Secondary Investments 2003 € 998 € 993 € 1,812 € 8 € 1,820 1.8x 27% 26% $ — Main Fund VIII - Co-Investments 2021 $ 3,815 $ 127 $ — $ 126 $ 126 1.0x NM NM $ — AlpInvest Co-Investment Fund VIII 2021 $ 3,614 $ 124 $ — $ 124 $ 124 1.0x NM NM $ — Main Fund VII - Co-Investments 2017 $ 2,842 $ 2,487 $ 135 $ 3,715 $ 3,850 1.5x 23% 19% $ 46 AlpInvest Co-Investment Fund VII 2017 $ 1,688 $ 1,500 $ 75 $ 2,291 $ 2,366 1.6x 23% 19% $ 31 Main Fund VI - Co-Investments 2014 € 1,115 € 937 € 1,351 € 1,078 € 2,429 2.6x 28% 26% $ 13 Main Fund V - Co-Investments 2012 € 1,124 € 1,029 € 2,221 € 790 € 3,012 2.9x 29% 27% $ 7 Main Fund IV - Co-Investments 2010 € 1,475 € 1,331 € 3,244 € 556 € 3,799 2.9x 24% 22% $ — Main Fund III - Co-Investments 2006 € 2,760 € 2,734 € 3,734 € 329 € 4,063 1.5x 6% 5% $ — Main Fund III - Mezzanine Investments 2006 € 2,000 € 1,950 € 2,512 € 165 € 2,676 1.4x 10% 9% $ — Main Fund II - Mezzanine Investments 2004 € 700 € 747 € 1,030 € 9 € 1,040 1.4x 8% 7% $ — All Other Active Funds & Vehicles (26) Various € 6,751 € 2,703 € 6,648 € 9,351 1.4x 11% 10% $ 61 Fully Realized Funds & Vehicles Various € 2,126 € 4,803 € 2 € 4,805 2.3x 35% 32% $ — TOTAL INVESTMENT SOLUTIONS (USD)(13) $ 79,994 $ 99,448 $ 39,972 $ 139,420 1.7x 14% 13% $ 250 26See notes at end of document. Totals may not sum due to rounding. Note: Entries for AlpInvest Secondaries Fund VIII, AlpInvest Secondaries Fund VII, AlpInvest Secondaries Fund VI, AlpInvest Secondaries Fund V and AlpInvest Co-Investments Fund VII reflect the commingled fund vehicle as a breakout of the Main Fund line above, which also includes related SMA vehicles. Figures and performance for these commingled fund breakouts are included in, and are not incremental to, the Main Fund figures.Commingled funds are shown to the extent they meet the significant size thresholds for disclosing individual carry funds across our platform.

Reconciliations & Disclosures

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation for Distributable Earnings Per Share (Unaudited) * Our dividend policy as a Corporation is to pay quarterly dividends in an initial amount of $0.25 per share of common stock ($1.00 annually). See Notes at the end of the document for our Dividend Policy. ** Shares eligible for dividend include 2.9 million net common shares that will be issued in August 2021 in connection with the vesting of restricted stock units. For purposes of this calculation, these common shares have been added to the common shares outstanding as of June 30, 2021 because they will participate in the dividend paid on common shares in August 2021. (Dollars in millions, except per share data and where noted) 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 YTD 2Q'20 YTD 2Q'21 QoQ YoY YTD FEE RELATED EARNINGS $ 127.3 $ 118.7 $ 144.9 $ 129.0 $ 143.2 $ 256.1 $ 272.2 11% 12% 6% DISTRIBUTABLE EARNINGS $ 198.4 $ 151.8 $ 236.9 $ 214.9 $ 395.4 $ 373.4 $ 610.3 84% 99% 63% DISTRIBUTABLE EARNINGS, TAX AND PER SHARE INFORMATION Distributable Earnings $ 198.4 $ 151.8 $ 236.9 $ 214.9 $ 395.4 $ 373.4 $ 610.3 Less: Estimated current corporate, foreign, state and local taxes 1 10.7 10.7 10.7 9.8 82.2 18.4 92.0 DISTRIBUTABLE EARNINGS, NET attributable to common stockholders $ 187.7 $ 141.1 $ 226.2 $ 205.1 $ 313.2 $ 355.0 $ 518.3 Estimated DE effective tax rate 2 5.4% 7.0% 4.5% 4.6% 20.8% 4.9% 15.1 % DISTRIBUTABLE EARNINGS, NET per common share outstanding $ 0.53 $ 0.40 $ 0.64 $ 0.58 $ 0.88 $ 1.01 $ 1.46 Dividend per common share* $ 0.25 $ 0.25 $ 0.25 $ 0.25 $ 0.25 $ 0.50 $ 0.50 TOTAL OUTSTANDING SHARES (in millions) 348.7 353.3 353.5 354.5 354.5 348.7 354.5 Shares eligible for dividend (in millions)** 353.3 353.5 354.8 354.7 357.4 353.3 357.4 28See notes at end of document. • Our estimated DE effective tax rate increased to 21% in 2Q 2021, reflecting the utilization of our remaining U.S. federal and state net operating loss carryforwards in the quarter • While our DE effective tax rate will fluctuate from quarter to quarter, we expect it will generally remain near this level going forward, absent changes to the federal corporate tax rates

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information (1) The U.S. GAAP results for 2Q'20 include a loss in principal investment income (loss) of $(621) million related to the closing of the transaction in which a Carlyle-affiliated investment fund purchased additional interests in Fortitude from AIG. The loss was driven by the contribution of our existing 19.9% investment in Fortitude into the fund, and the subsequent accounting for our investment which is based on the net asset value of our limited partnership interest in the fund rather than a direct investment in Fortitude. (2) Equity-based compensation includes amounts reflected in principal investment income and general, administrative and other expense in our U.S. GAAP statement of operations, as well as amounts related to shares issued in conjunction with a previous acquisition and amounts related. (Dollars in millions) 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 YTD 2Q'20 YTD 2Q'21 FY'19 FY'20 INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES $ 256.8 $ 415.1 $ 697.1 $ 1,164.3 $ 1,252.7 $ (532.2) $ 2,417.0 $ 1,233.4 $ 580.0 Adjustments: Net unrealized performance revenues (587.4) (180.3) (359.9) (846.4) (844.0) (58.5) (1,690.4) (42.3) (598.7) Unrealized principal investment (income) loss1 459.5 (81.0) (87.0) (131.3) (78.8) 724.2 (210.1) (590.9) 556.2 Adjusted unrealized principal investment (income) loss from Fortitude Re 81.6 — — — — 104.4 — (140.9) 104.4 Equity-based compensation2 34.6 21.1 29.2 34.9 50.3 66.3 85.2 151.5 116.6 Acquisition or disposition related charges (credits), including amortization of intangibles 7.1 18.5 9.5 19.0 11.3 10.1 30.3 52.0 38.1 Tax (expense) benefit associated with certain foreign performance revenues 0.7 (7.8) (12.0) (6.0) (3.4) 11.9 (9.4) (14.3) (7.9) Net (income) loss attributable to non-controlling interests in consolidated entities (58.6) (37.2) (35.8) (21.6) (21.5) 38.4 (43.1) (36.6) (34.6) Right-of-use asset impairment — — — — 26.8 — 26.8 — — Debt extinguisment costs — — — — — — — 0.1 — Other adjustments, including severance and Conversion costs in 2019 and 2020 4.1 3.4 (4.2) 2.0 2.0 8.8 4.0 34.6 8.0 DISTRIBUTABLE EARNINGS $ 198.4 $ 151.8 $ 236.9 $ 214.9 $ 395.4 $ 373.4 $ 610.3 $ 646.6 $ 762.1 Realized net performance revenues 70.9 39.9 87.3 76.0 237.4 119.1 313.4 164.1 246.3 Realized principal investment income 22.1 12.8 22.2 30.0 37.8 38.0 67.8 87.0 73.0 Net interest 21.9 19.6 17.5 20.1 23.0 39.8 43.1 57.3 76.9 FEE RELATED EARNINGS $ 127.3 $ 118.7 $ 144.9 $ 129.0 $ 143.2 $ 256.1 $ 272.2 $ 452.8 $ 519.7 29

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 (Dollars in millions) Total Reportable Segments Consolidated Funds Reconciling Items Carlyle Consolidated1 Total Reportable Segments Consolidated Funds Reconciling Items Carlyle Consolidated1 Three Months Ended June 30, 2020 Year Ended December 31, 2019 Revenues $ 582.2 $ 55.2 $ 493.6 $ 1,131.0 2 $ 2,110.1 $ 199.2 $ 1,067.7 $ 3,377.0 2 Expenses $ 383.8 $ 47.1 $ 493.6 $ 924.5 2 $ 1,463.5 $ 165.6 $ 490.6 $ 2,119.7 2 Other income (loss) $ — $ 50.3 $ — $ 50.3 3 $ — $ (23.9) $ — $ (23.9) 3 Distributable Earnings $ 198.4 $ 58.4 $ — $ 256.8 4 $ 646.6 $ 9.7 $ 577.1 $ 1,233.4 4 Three Months Ended September 30, 2020 Year Ended December 31, 2020 Revenues $ 496.5 $ 56.3 $ 481.8 $ 1,034.6 2 $ 2,289.5 $ 226.8 $ 418.3 $ 2,934.6 2 Expenses $ 344.7 $ 47.9 $ 250.8 $ 643.4 2 $ 1,527.4 $ 206.2 $ 599.7 $ 2,333.3 2 Other income (loss) $ — $ 23.9 $ — $ 23.9 3 $ — $ (21.3) $ — $ (21.3) 3 Distributable Earnings $ 151.8 $ 32.3 $ 231.0 $ 415.1 4 $ 762.1 $ (0.7) $ (181.4) $ 580.0 4 Three Months Ended December 31, 2020 Six Months Ended June 30, 2020 Revenues $ 629.7 $ 62.3 $ 822.7 $ 1,514.7 2 $ 1,163.3 $ 108.2 $ (886.2) $ 385.3 2 Expenses $ 392.8 $ 57.4 $ 385.0 $ 835.2 2 $ 789.9 $ 100.9 $ (36.1) $ 854.7 2 Other income (loss) $ — $ 17.6 $ — $ 17.6 3 $ — $ (62.8) $ — $ (62.8) 3 Distributable Earnings $ 236.9 $ 22.5 $ 437.7 $ 697.1 4 $ 373.4 $ (55.5) $ (850.1) $ (532.2) 4 Three Months Ended March 31, 2021 Six Months Ended June 30, 2021 Revenues $ 612.5 $ 61.1 $ 1,763.6 $ 2,437.2 2 $ 1,531.5 $ 123.2 $ 3,488.8 $ 5,143.5 2 Expenses $ 397.6 $ 56.5 $ 831.1 $ 1,285.2 2 $ 921.2 $ 110.7 $ 1,704.3 $ 2,736.2 2 Other income (loss) $ — $ 12.3 $ — $ 12.3 3 $ — $ 9.7 $ — $ 9.7 3 Distributable Earnings $ 214.9 $ 16.9 $ 932.5 $ 1,164.3 4 $ 610.3 $ 22.2 $ 1,784.5 $ 2,417.0 4 Three Months Ended June 30, 2021 Revenues $ 919.0 $ 62.1 $ 1,725.2 $ 2,706.3 2 Expenses $ 523.6 $ 54.2 $ 873.2 $ 1,451.0 2 Other income (loss) $ — $ (2.6) $ — $ (2.6) 3 Distributable Earnings $ 395.4 $ 5.3 $ 852.0 $ 1,252.7 4 Reconciliation of GAAP to Total Segment Information, continued (1) The Distributable Earnings in the Carlyle Consolidated column is income before provision for income taxes, which is the GAAP measure that is most directly comparable to Distributable Earnings. (2) See detailed breakdown of revenue and expense adjustments on page 32. (3) The Other Income (Loss) adjustment results from the Consolidated Funds which were eliminated in consolidation to arrive at Carlyle's total Other Income (Loss). (4) See the reconciliation for Distributable Earnings and Fee Related Earnings on page 29. 30

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information, continued 31 (Dollars in millions) Carlyle Consolidated Reconciling Items1 Total Reportable Segments Carlyle Consolidated Reconciling Items1 Total Reportable Segments Three Months Ended June 30, 2020 Year Ended December 31, 2019 Performance revenues $ 1,191.8 $ (1,039.6) $ 152.2 $ 799.1 $ (424.8) $ 374.3 Performance revenues related compensation expense $ 535.6 $ (454.3) $ 81.3 $ 436.7 $ (226.5) $ 210.2 Net performance revenues $ 656.2 $ (585.3) $ 70.9 $ 362.4 $ (198.3) $ 164.1 Principal investment income (loss) $ (512.6) $ 534.7 $ 22.1 $ 769.3 $ (682.3) $ 87.0 Three Months Ended September 30, 2020 Year Ended December 31, 2020 Performance revenues $ 477.4 $ (390.6) $ 86.8 $ 1,635.9 $ (1,049.8) $ 586.1 Performance revenues related compensation expense $ 250.6 $ (203.7) $ 46.9 $ 779.1 $ (439.3) $ 339.8 Net performance revenues $ 226.8 $ (186.9) $ 39.9 $ 856.8 $ (610.5) $ 246.3 Principal investment income (loss) $ 106.7 $ (93.9) $ 12.8 $ (540.7) $ 613.7 $ 73.0 Three Months Ended December 31, 2020 Six Months Ended June 30, 2020 Performance revenues $ 904.3 $ (728.8) $ 175.5 $ 254.2 $ 69.6 $ 323.8 Performance revenues related compensation expense $ 435.4 $ (347.2) $ 88.2 $ 93.1 $ 111.6 $ 204.7 Net performance revenues $ 468.9 $ (381.6) $ 87.3 $ 161.1 $ (42.0) $ 119.1 Principal investment income (loss) $ 118.5 $ (96.3) $ 22.2 $ (765.9) $ 803.9 $ 38.0 Three Months Ended March 31, 2021 Six Months Ended June 30, 2021 Performance revenues $ 1,786.1 $ (1,617.7) $ 168.4 $ 3,866.8 $ (3,244.4) $ 622.4 Performance revenues related compensation expense $ 866.6 $ (774.2) $ 92.4 $ 1,860.6 $ (1,551.6) $ 309.0 Net performance revenues $ 919.5 $ (843.5) $ 76.0 $ 2,006.2 $ (1,692.8) $ 313.4 Principal investment income (loss) $ 179.1 $ (149.1) $ 30.0 $ 316.8 $ (249.0) $ 67.8 Three Months Ended June 30, 2021 Performance revenues $ 2,080.7 $ (1,626.7) $ 454.0 Performance revenues related compensation expense $ 994.0 $ (777.4) $ 216.6 Net performance revenues $ 1,086.7 $ (849.3) $ 237.4 Principal investment income (loss) $ 137.7 $ (99.9) $ 37.8 See notes at end of document.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information, continued (Dollars in millions) 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 YTD 2Q'20 YTD 2Q'21 FY'19 FY'20 REVENUE RECONCILING ITEMS Unrealized performance revenues $ 1,037.1 $ 387.6 $ 715.3 $ 1,621.8 $ 1,620.7 $ (71.9) $ 3,242.5 $ 267.8 $ 1,031.0 Unrealized principal investment income (loss) (459.5) 81.0 87.0 131.3 78.8 (724.2) 210.1 590.9 (556.2) Adjusted unrealized principal invesment income (loss) from Fortitude Re (81.6) — — — — (104.4) — 140.9 (104.4) Adjustments related to expenses associated with NGP Management and its affiliates (3.9) (4.0) (3.5) (3.6) (3.0) (7.8) (6.6) (16.2) (15.3) Tax expense (benefit) associated with certain performance revenues 0.1 (0.1) 0.5 (0.1) 0.3 0.1 0.2 0.3 0.5 Non-Carlyle economic interests in acquired businesses and other adjustments to present certain costs on a net basis 56.8 57.6 59.9 45.3 41.1 (20.9) 86.4 117.5 96.6 Elimination of revenues of Consolidated Funds (55.4) (40.3) (36.5) (31.1) (12.7) 42.9 (43.8) (33.5) (33.9) Total Revenue Reconciling Items $ 493.6 $ 481.8 $ 822.7 $ 1,763.6 $ 1,725.2 $ (886.2) $ 3,488.8 $ 1,067.7 $ 418.3 EXPENSE RECONCILING ITEMS Unrealized performance revenues related compensation $ 449.7 $ 207.2 $ 355.5 $ 775.3 $ 776.8 $ (130.4) $ 1,552.1 $ 225.5 $ 432.3 Equity-based compensation 34.6 21.1 29.2 34.9 50.3 66.3 85.2 151.5 116.6 Acquisition or disposition related charges (credits), including amortization of intangibles 7.1 18.5 9.5 19.0 11.3 10.1 30.3 52.0 38.1 Other non-operating expense (income) 0.5 0.6 (8.5) — — 0.7 — 1.3 (7.2) Tax (expense) benefit associated with certain foreign performance revenues related compensation 0.7 (7.8) (12.5) (5.9) (3.7) 11.9 (9.6) (14.3) (8.4) Non-Carlyle economic interests in acquired businesses and other adjustments to present certain costs on a net basis 5.2 19.2 23.4 19.9 17.4 13.2 37.3 75.0 55.8 Right-of-use asset impairment — — — — 26.8 — 26.8 — — Debt extinguishment costs — — — — — — — 0.1 — Other, including severance and Conversion costs in 2019 and 2020 3.6 2.8 4.3 2.0 2.0 8.1 4.0 33.3 15.2 Elimination of expenses of Consolidated Funds (7.8) (10.8) (15.9) (14.1) (7.7) (16.0) (21.8) (33.8) (42.7) Total Expense Reconciling Items $ 493.6 $ 250.8 $ 385.0 $ 831.1 $ 873.2 $ (36.1) $ 1,704.3 $ 490.6 $ 599.7 32

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation for Total Segment Information, continued (1) The Company has equity interests in NGP Management Company, L.L.C. ("NGP Management"), the general partners of certain carry funds advised by NGP, and principal investments in certain NGP funds. These equity interests are accounted for as investments under the equity method of accounting. Total investments attributable to The Carlyle Group Inc. excludes the strategic equity method investment in NGP Management and investments in the general partners of certain NGP carry funds. (2) Of the $210.0 million in CLO loans as of June 30, 2021, $191.0 million are collateralized by investments attributable to The Carlyle Group Inc. The remaining $19.0 million in CLO loans are collateralized by investments attributable to non-controlling interests. (3) Accrued performance allocations from NGP Carry Funds are recorded as an investment in the U.S. GAAP balance sheet. RECONCILIATION OF TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. (Dollars in millions) 06/30/21 INVESTMENTS, EXCLUDING PERFORMANCE ALLOCATIONS $ 2,496.4 Less: Amounts attributable to non-controlling interests in Consolidated Funds (233.3) Plus: Investments in Consolidated Funds, eliminated in consolidation 161.4 Less: Strategic equity method investments in NGP Management1 (373.8) Less: Investment in NGP general partners - accrued performance allocations1 (1.1) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. 2,049.6 Less: CLO loans and other borrowings attributable to The Carlyle Group Inc.2 (191.0) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC., NET OF CLO LOANS AND OTHER BORROWINGS $ 1,858.6 RECONCILIATION OF ACCRUED PERFORMANCE ALLOCATIONS (Dollars in millions) 06/30/21 ACCRUED PERFORMANCE ALLOCATIONS, NET OF ACCRUED GIVEBACK OBLIGATIONS $ 8,124.9 Plus: Accrued performance allocations from NGP Carry Funds3 1.1 Less: Accrued performance allocation-related expense (4,043.8) Less: Deferred taxes on certain foreign accrued performance allocations (62.3) Less: Net accrued performance allocations attributable to non-controlling interests in consolidated entities (14.5) NET ACCRUED PERFORMANCE REVENUES BEFORE TIMING DIFFERENCES 4,005.4 Plus: Timing differences between the period when accrued performance allocations are realized and the period they are collected/distributed 1.2 NET ACCRUED PERFORMANCE REVENUES ATTRIBUTABLE TO THE CARLYLE GROUP INC. $ 4,006.6 33

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 GAAP Statement of Operations (Unaudited) (Dollars in millions, except per share amounts) 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 YTD 2Q'20 YTD 2Q'21 FY'19 FY'20 REVENUES Fund management fees $ 371.8 $ 363.8 $ 394.5 $ 381.0 $ 394.4 $ 727.7 $ 775.4 $ 1,476.2 $ 1,486.0 Incentive fees 9.0 9.1 10.0 9.5 10.4 17.9 19.9 35.9 37.0 Investment income (loss) Performance allocations 1,191.8 477.4 904.3 1,786.1 2,080.7 254.2 3,866.8 799.1 1,635.9 Principal investment income (loss) (512.6) 106.7 118.5 179.1 137.7 (765.9) 316.8 769.3 (540.7) Total investment income (loss) 679.2 584.1 1,022.8 1,965.2 2,218.4 (511.7) 4,183.6 1,568.4 1,095.2 Interest and other income 15.8 21.3 25.1 20.4 21.0 43.2 41.4 97.3 89.6 Interest and other income of Consolidated Funds 55.2 56.3 62.3 61.1 62.1 108.2 123.2 199.2 226.8 Total Revenues 1,131.0 1,034.6 1,514.7 2,437.2 2,706.3 385.3 5,143.5 3,377.0 2,934.6 EXPENSES Compensation and benefits Cash-based compensation and benefits 212.5 222.2 210.6 228.5 231.8 416.8 460.3 833.4 849.6 Equity-based compensation 30.5 18.7 26.7 32.4 47.2 59.6 79.6 140.0 105.0 Performance allocations and incentive fee related compensation 535.6 250.6 435.4 866.6 994.0 93.1 1,860.6 436.7 779.1 Total compensation and benefits 778.6 491.5 672.7 1,127.5 1,273.0 569.5 2,400.5 1,410.1 1,733.7 General, administrative and other expenses 80.2 91.1 108.4 91.7 109.1 149.8 200.8 494.4 349.3 Interest 25.9 23.0 21.2 23.0 25.5 49.8 48.5 82.1 94.0 Interest and other expenses of Consolidated Funds 39.3 37.2 41.4 42.4 46.5 84.9 88.9 131.8 163.5 Other non-operating expenses 0.5 0.6 (8.5) 0.6 (3.1) 0.7 (2.5) 1.3 (7.2) Total Expenses 924.5 643.4 835.2 1,285.2 1,451.0 854.7 2,736.2 2,119.7 2,333.3 Net investment gains (losses) of consolidated funds 50.3 23.9 17.6 12.3 (2.6) (62.8) 9.7 (23.9) (21.3) Income (loss) before provision for income taxes 256.8 415.1 697.1 1,164.3 1,252.7 (532.2) 2,417.0 1,233.4 580.0 Provision (benefit) for income taxes 52.3 82.4 142.5 273.4 306.2 (27.7) 579.6 49.0 197.2 Net income (loss) 204.5 332.7 554.6 890.9 946.5 (504.5) 1,837.4 1,184.4 382.8 Net income (loss) attributable to non-controlling interests in consolidated entities 58.6 37.2 35.8 21.6 21.5 (38.4) 43.1 36.6 34.6 Net income (loss) attributable to Carlyle Holdings 145.9 295.5 518.8 869.3 925.0 (466.1) 1,794.3 1,147.8 348.2 Net income attributable to non-controlling interests in Carlyle Holdings — — — — — — — 766.9 — Net income (loss) attributable to The Carlyle Group Inc. 145.9 295.5 518.8 869.3 925.0 (466.1) 1,794.3 380.9 348.2 Net income attributable to Series A Preferred Shareholders — — — — — — — 19.1 — Series A Preferred Unit redemption premium — — — — — — — 16.5 — Net income (loss) attributable to The Carlyle Group Inc. Common Stockholders $ 145.9 $ 295.5 $ — $ 869.3 $ 925.0 $ (466.1) $ 1,794.3 $ 92.9 $ 345.3 $ 348.2 Net income (loss) attributable to The Carlyle Group Inc. per common share Basic $ 0.42 $ 0.84 $ 1.47 $ 2.45 $ 2.61 $ (1.34) $ 5.06 $ 0.89 $ 3.05 $ 0.99 Diluted $ 0.41 $ 0.82 $ 1.44 $ 2.41 $ 2.55 $ (1.34) $ 4.97 $ 0.82 $ 2.82 $ 0.97 Weighted-average common shares (in millions) Basic 348.6 351.6 353.4 354.2 354.5 348.4 354.4 113.1 350.5 Diluted 357.3 358.4 359.7 360.5 362.2 348.4 361.3 122.6 358.4 Income before provision for income taxes margin 22.7% 40.1% 46.0% 47.8% 46.3% (138.1) % 47.0% 36.5% 19.8 % On January 1, 2020, The Carlyle Group L.P. (the "Partnership") completed its conversion from a Delaware limited partnership to a Delaware corporation, The Carlyle Group Inc. Information reported for periods prior to the Conversion on January 1, 2020 reflect the results of the Partnership. References to The Carlyle Group Inc., our common stock and our dividends in periods prior to the Conversion refer to The Carlyle Group L.P., its common units and distributions. For periods subsequent to the Conversion, Net income (loss) attributable to Carlyle Holdings, refers to Net income (loss) of The Carlyle Group Inc. and its consolidated subsidiaries, net of non-controlling interests in consolidated entities. See Notes at end of document. 34

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 As of June 30, 2021 (Dollars in millions) Consolidated Operating Entities Consolidated Funds Eliminations Consolidated ASSETS Cash and cash equivalents $ 1,586.2 $ — $ — $ 1,586.2 Cash and cash equivalents of Consolidated Funds — 187.5 — 187.5 Restricted cash 31.0 — — 31.0 Investments, including performance allocations of $8,145.9 million 10,803.7 — (161.4) 10,642.3 Investments of Consolidated Funds — 6,123.4 — 6,123.4 Due from affiliates and other receivables, net 282.6 — (6.6) 276.0 Due from affiliates and other receivables of Consolidated Funds, net — 189.0 — 189.0 Fixed assets, net 142.0 — — 142.0 Lease right-of-use assets, net 336.6 — — 336.6 Deposits and other 76.8 0.1 — 76.9 Intangible assets, net 38.9 — — 38.9 Deferred tax assets 19.4 — — 19.4 Total assets $ 13,317.2 $ 6,500.0 $ (168.0) $ 19,649.2 LIABILITIES & EQUITY Debt obligations $ 2,307.5 $ — $ — $ 2,307.5 Loans payable of Consolidated Funds — 5,393.2 (0.1) 5,393.1 Accounts payable, accrued expenses and other liabilities 309.8 — — 309.8 Accrued compensation and benefits 4,566.7 — — 4,566.7 Due to affiliates 402.1 — — 402.1 Deferred revenue 123.1 — — 123.1 Deferred tax liabilities 466.5 — — 466.5 Other liabilities of Consolidated Funds — 923.6 — 923.6 Lease liabilities 513.8 — — 513.8 Accrued giveback obligations 21.0 — — 21.0 Total liabilities 8,710.5 6,316.8 (0.1) 15,027.2 Total equity 4,606.7 183.2 (167.9) 4,622.0 Total liabilities and equity $ 13,317.2 $ 6,500.0 $ (168.0) $ 19,649.2 GAAP Balance Sheet (Unaudited) 35

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes Dividend Policy Under our dividend policy for our common stock that we adopted in connection with the Conversion, we expect to pay our common stockholders an annualized dividend of $1.00 per share of common stock, equal to a quarterly dividend of $0.25 per share of common stock. The declaration and payment of any dividends to holders of our common stock are subject to the discretion of our Board of Directors, which may change our dividend policy at any time or from time to time, and the terms of our certificate of incorporation. There can be no assurance that dividends will be made as intended or at all or that any particular dividend policy will be maintained. Non-GAAP Financial Measures This press release contains financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with U.S. GAAP. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in our most recent Annual Report on Form 10-K filed with the SEC. Notes on Carlyle Consolidated GAAP Results (Page 5) (1) Income (loss) before provision for income taxes is the GAAP measure that is most directly comparable to Distributable Earnings, which management uses to measure the performance of the business. A full reconciliation is included starting on page 29. (2) Income (loss) before provision for taxes margin is equal to Income (loss) before provision for taxes, divided by Total revenues. (3) Net performance revenues are equal to Performance revenues less Performance revenues related compensation expense. Note on Fee Related Earnings (Page 9) (1) FRE Margin is calculated as Fee Related Earnings, divided by Total Segment Fee Revenues. Notes on Performance Revenues (Page 10) (1) We generally earn performance revenues (or carried interest) from our carry funds representing a 20% allocation of profits generated on third-party capital, and on which the general partner receives a special residual allocation of income from limited partners, which we refer to as carried interest, in the event that specified investment returns are achieved by the fund. Disclosures referring to carry funds also include the impact of certain commitments that do not earn carried interest, but are either part of, or associated with our carry funds. The rate of carried interest, as well as the share of carried interest allocated to Carlyle, may vary across the carry fund platform. See “Non-GAAP Financial Measures” for more information. A reconciliation of accrued performance allocations to total segment net accrued performance revenues is included on page 33. (2) Includes the change in performance revenue accrual driven by positive or negative movements in portfolio valuation, incremental preferred return and fees, foreign exchange fluctuations and acquisition/divestiture activity. See “Non-GAAP Financial Measures” for more information. A reconciliation of performance revenues to net realized performance revenues is included on page 31. (3) Total for Global Private Equity includes Legacy Energy funds.The impact of these funds is no longer significant to our results of operations. Notes on Assets Under Management (Pages 11-13) (1) Total Assets Under Management refers to the assets we manage or advise, and reflects the sum of the unrealized Fair Value of Investments and Available Capital. (2) Available Capital refers to the amount of capital commitments available to be called for investments, which may be reduced for equity invested that is funded via fund credit facility and expected to be called from investors at a later date, plus any additional assets/liabilities at the fund level other than active investments. Amounts previously called may be added back to available capital following certain distributions. (3) Credit (Non-Carry Funds) includes our CLOs, business development companies and related managed accounts, the Carlyle Tactical Private Credit Fund, as well as securitization vehicles and various managed accounts in our Carlyle Aviation business. "Other" includes the NGP Predecessor funds and certain managed account vehicles. (4) Fair Value of Investments generally reflects the unrealized carrying value of investments for all carry funds, related co-investment vehicles and separately managed accounts, the aggregate collateral balance of our CLOs and other securitization vehicles, and the gross asset value of our business development companies. (5) The In-Carry Ratio represents the percentage of Fair Value in our Traditional Carry Funds (Global Private Equity and Global Credit), which is accruing performance revenue as of the quarter-end reporting date. This metric does not address the realization of performance revenue. 36

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Assets Under Management (Pages 11-13) (continued) (6) Reflects the percentage of Fair Value in our Traditional Carry Funds attributable to investments originated in Q4 2016 or prior. Investments that include follow-on tranches are fully recognized based on the date of the initial investment activity. (7) Fee-earning Assets Under Management refers to the assets we manage or advise from which we derive recurring fund management fees, and is calculated as the basis on which management fees would be called, if called on the effective reporting date. (8) Pending Fee-earning Assets Under Management refers to commitments that have been raised, and will become Fee-earning Assets Under Management upon the activation of recurring fund management fees on the commitments, or as the capital is invested, depending on the fee structure of the fund or vehicle. Note on Key Metrics Activity (Page 14) (1) Total for Global Private Equity includes Legacy Energy funds. The impact of these funds is no longer significant to our results of operations. Note on Investment Solutions (Page 18) (1) Includes Mezzanine funds. Notes on Total AUM Roll Forward (Page 22) (1) Inflows generally reflects the impact of gross fundraising during the period. For funds or vehicles denominated in foreign currencies, this reflects translation at the average quarterly rate, while the separately reported Fundraising metric is translated at the spot rate for each individual closing. New CLO warehouse assets are recognized as an inflow to AUM, while corresponding fundraising will not be recognized until CLO issuance. (2) Outflows includes distributions net of recallable or recyclable amounts in our carry funds, related co-investment vehicles, separately managed accounts and the NGP Predecessor Funds, gross redemptions in our open-ended funds, runoff of CLO collateral balances and the expiration of available capital. Outflows in Investment Solutions also include the April 1, 2021 sale of Metropolitan Real Estate, which had $2.4 billion of Total AUM as of March 31, 2021. (3) Market Activity & Other generally represents realized and unrealized gains (losses) on portfolio investments in our carry funds and related co-investment vehicles, the NGP Predecessor Funds and separately managed accounts, as well as the net impact of fees, expenses and non-investment income, change in gross asset value for our business development companies and other changes in AUM. (4) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. (5) The fair market values for our Investment Solutions primary and secondary carry funds are based on the latest available valuations of the underlying limited partnership interests (in most cases as of March 31, 2021) as provided by their general partners, plus the net cash flows since the latest valuation, up to June 30, 2021. Notes on Fee-earning AUM Roll Forward (Page 22) (6) Inflows represents limited partner capital raised by our carry funds or separately managed accounts for which management fees based on commitments were activated during the period, the fee-earning commitments invested in vehicles for which management fees are based on invested capital, the fee-earning collateral balance of new CLO issuances, as well as gross subscriptions in vehicles for which management fees are based on net asset value. Inflows exclude fundraising amounts during the period for which fees have not yet been activated, which are referenced as Pending Fee-earning AUM. (7) Outflows represents the impact of realizations from vehicles with management fees based on remaining invested capital at cost or fair value, changes in basis for funds where the investment period, weighted-average investment period or commitment fee period has expired during the period, reductions for funds that are no longer calling for management fees, gross redemptions in open-ended funds, and runoff of CLO collateral balances. Realizations for funds earning management fees based on commitments during the period do not affect Fee-earning AUM. Outflows in Investment Solutions also include the April 1, 2021 sale of Metropolitan Real Estate, which had $2.3 billion of Fee-Earning AUM as of March 31, 2021. (8) Market Activity & Other represents realized and unrealized gains (losses) on portfolio investments in our carry funds based on the lower of cost or fair value and net asset value, as well as activity of funds with fees based on gross asset value. (9) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. (10) Energy III, Energy IV, and Renew II (collectively, the “Legacy Energy Funds”), are managed with Riverstone Holdings LLC and its affiliates. Affiliates of both Carlyle and Riverstone act as investment advisers to each of the Legacy Energy Funds. Carlyle has a minority representation on the management committees of Energy IV and Renew II. Carlyle and Riverstone each hold half of the seats on the management committee of Energy III, but the investment period for this fund has expired and the remaining investments in such fund are being disposed of in the ordinary course of business. 37

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Fund Performance Tables (Pages 23-26) (1) Represents the original cost of investments since inception of the fund. (2) Represents all realized proceeds since inception of the fund. (3) Represents remaining fair value, before management fees, expenses and carried interest, and may include remaining escrow values for realized investments. (4) Multiple of invested capital (“MOIC”) represents total fair value, before management fees, expenses and carried interest, divided by cumulative invested capital. (5) An investment is considered realized when the investment fund has completely exited, and ceases to own an interest in, the investment. An investment is considered partially realized when the total amount of proceeds received in respect of such investment, including dividends, interest or other distributions and/or return of capital, represents at least 85% of invested capital and such investment is not yet fully realized. Because part of our value creation strategy involves pursuing best exit alternatives, we believe information regarding Realized/ Partially Realized MOIC and Gross IRR, when considered together with the other investment performance metrics presented, provides investors with meaningful information regarding our investment performance by removing the impact of investments where significant realization activity has not yet occurred. Realized/Partially Realized MOIC and Gross IRR have limitations as measures of investment performance, and should not be considered in isolation. Such limitations include the fact that these measures do not include the performance of earlier stage and other investments that do not satisfy the criteria provided above. The exclusion of such investments will have a positive impact on Realized/Partially Realized MOIC and Gross IRR in instances when the MOIC and Gross IRR in respect of such investments are less than the aggregate MOIC and Gross IRR. Our measurements of Realized/Partially Realized MOIC and Gross IRR may not be comparable to those of other companies that use similarly titled measures. (6) Gross Internal Rate of Return (“Gross IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, before the impact of management fees, partnership expenses and carried interest. For fund vintages 2017 and after, Gross IRR includes the impact of interest expense related to the funding of investments on fund lines of credit. Gross IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Subtotal Gross IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (7) Net Internal Rate of Return (“Net IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, after the impact of all management fees, partnership expenses and carried interest, including current accruals. Net IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. Subtotal Net IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (8) Represents the net accrued performance fee balance/(giveback obligation) as of the current quarter end. Total Net Accrued Carry for Investment Solutions excludes approximately $1.1 million of net accrued carry as of June 30, 2021, which was retained as part of the sale of Metropolitan Real Estate on April 1, 2021. (9) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest. (10) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: CVP II, MENA, CCI, CSSAF I, CSABF, CPF, CAP Growth I, and CBPF II. (11) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CP I, CP II, CP III, CP IV, CEP I, CAP I, CAP II, CBPF I, CJP I, CMG, CVP I, CUSGF III, CGFSP I, CEVP I, CETP I, CETP II, CAVP I, CAVP II, CAGP III and Mexico. (12) For funds marked “NM,” IRR may be positive or negative, but is not considered meaningful because of the limited time since initial investment and early stage of capital deployment. For funds marked “Neg,” IRR is considered meaningful but is negative as of reporting period end. (13) For purposes of aggregation, funds that report in foreign currency have been converted to U.S. dollars at the reporting period spot rate. (14) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: CCR and CER. (15) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CRP I, CRP II, CRP III, CRCP I, CAREP I, CAREP II, CEREP I, and CEREP II. (16) Aggregate includes the following Legacy Energy funds and related co-investments: Energy I, Energy II, Energy III, Energy IV, Renew I, and Renew II. (17) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: NGP GAP, CPOCP, CRSEF, and NGP RP. (18) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CIP. (19) Represents the original cost of investments since the inception of the fund. For CSP II and CSP III, reflects amounts net of investment level recallable proceeds which is adjusted to reflect recyclability of invested capital for the purpose of calculating the fund MOIC. 38

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Fund Performance Tables (Pages 23-26) (20) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: SASOF II, SASOF III, SASOF IV, and SASOF V. (21) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CSP I, CMP I, CMP II, and CASCOF. (22) Includes private equity and mezzanine primary fund investments, secondary fund investments and co-investments originated by the AlpInvest team. Excluded from the performance information shown are a) investments that were not originated by AlpInvest, b) Direct Investments, which was spun off from AlpInvest in 2005, and c) LP co-investment vehicles advised by AlpInvest. As of June 30, 2021, these excluded investments represent $2.5 billion of AUM at AlpInvest. (23) "Main Fund" entries represent a combination of a commingled fund and SMA vehicles which together comprise a "program" vintage. Indented lines shown for AlpInvest Secondaries Funds VII, VI, V and AlpInvest Co-Investment Funds VII and VIII reflect a breakout of the commingled fund, which is part of the larger program vintage. (24) To exclude the impact of FX, all foreign currency cash flows have been converted to the currency representing a majority of the capital committed to the relevant fund at the reporting period spot rate. (25) Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, distributions and unrealized value of the underlying funds, before management fees, expenses and carried interest at the AlpInvest level. (26) Aggregate includes Main Fund VII - Fund Investments, Main Fund VIII - Fund Investments, Main Fund IX - Fund Investments, Main Fund X - Fund Investments, Main Fund XI - Fund Investments, Main Fund XII - Fund Investments, Main Fund IV - Mezzanine Investments, Main Fund V - Mezzanine Investments, all ‘clean technology’ private equity investments, all strategic co-investment mandates that invest in co-investment opportunities arising out of an investor’s own separate private equity relationships and invitations, all strategic capital mandates, any state-focused investment mandates, and all other investors whose investments are not reflected in a Main Fund. (27) As used herein, ‘Main Funds’ are each comprised of (i) an anchor mandate(s) (i.e., generally the largest account(s) within a strategy’s investment program) and (ii) AlpInvest’s other advisory client mandates with investment periods that fall within the relevant investment periods under the mandate of the anchor mandate(s) (but do not overlap with more than one such investment period). AlpInvest’s commingled funds, AlpInvest Secondaries Fund VI (“ASF VI”), ASF VII and AlpInvest Co-Investment Fund VII (“ACF VII”) are part of the Main Funds. Mezzanine Main Funds include mezzanine investments across all strategies (i.e., Primary Funds, Secondaries, and Co-Investments). (28) Net Internal Rate of Return (“Net IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on contributions, distributions and unrealized value after management fees, expenses and carried interest. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. (29) The fund stepdown date represents the contractual stepdown date under the respective fund agreements for funds on which the fee basis stepdown has not yet occurred. Notes on Reconciliation for Distributable Earnings per Share (Page 28) (1) Estimated current corporate, foreign, state and local taxes represents the total GAAP Provision (benefit) for income taxes adjusted to include only the current tax provision (benefit) applied to Net income (loss) attributable to The Carlyle Group Inc. This adjustment used to calculate Distributable Earnings, Net attributable to common stockholders reflects the benefit of deductions available to the company on certain expense items that are excluded from the underlying calculation of Distributable Earnings, such as equity-based compensation expense and charges (credits) related to corporate actions and non-recurring items. Management believes that using the estimated current tax provision (benefit) in this manner more accurately reflects earnings that are available to be distributed to common stockholders. (2) Estimated DE effective tax rate is calculated as the estimated current corporate, foreign, state and local taxes divided by Distributable Earnings. Notes on Reconciliation of GAAP to Total Segment Information (Page 31) (1) Adjustments to performance revenues and principal investment income (loss) relate to (i) unrealized performance allocations net of related compensation expense and unrealized principal investment income, which are excluded from the segment results, (ii) amounts earned from the Consolidated Funds, which were eliminated in the U.S. GAAP consolidation but were included in the segment results, (iii) amounts attributable to non-controlling interests in consolidated entities, which were excluded from the segment results, (iv) the reclassification of NGP performance revenues, which are included in principal investment income in U.S. GAAP financial statements, (v) the reclassification of certain incentive fees from business development companies, which are included in fund management fees in the segment results, and (vi) the reclassification of tax expenses associated with certain foreign performance revenues. Adjustments to principal investment income (loss) also include the reclassification of earnings for the investments in NGP Management and its affiliates to the appropriate operating captions for the segment results, and the exclusion of charges associated with the investment in NGP Management and its affiliates that are excluded from the segment results. 39